QUARTERLY REPORT
December 31, 2009

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President
February 2, 2010

Dear Fellow Shareholders:

The FMI Focus Fund enjoyed a very strong year of performance in 2009, advancing 40.16% versus 27.17% for the Russell 2000 Index. The U.S. economy continued to rebound in the most recently reported fourth quarter with GDP advancing 5.7%. This is the second consecutive quarter of GDP growth after a significant period of contraction in 2008 and 2009. Much of the strong fourth quarter advance appears to be inventory rebuilding as vendors begin restocking in anticipation of better economic activity in 2010. It is difficult to get an accurate read on the economy given the amount of Federal spending injected into the system in the last year and a half. Although we believe recovery is under way, it may be more muted than market pundits believe.  In an environment like this, it is of critical importance that the FMI Focus Fund populates the portfolio with strong companies that can weather the storm regardless of the economic environment.  On that score, Rick and Glenn did an outstanding job last year, but have also navigated the Fund through the rocky waters of economic activity over the last several years. Their strong stewardship of the Fund was recognized when Forbes named the FMI Focus Fund to its honor roll in the February 8, 2010 edition. Forbes recognized funds that preserve capital in difficult markets and have meritorious after-tax performance over several market cycles. Forbes singled out only 10 funds for this distinction, and it is certainly deserved recognition for a job well done.

As always, we thank you very much for your continued support of, and investment in, the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager

January 26, 2010

Dear Fellow Shareholders:

We are very pleased to report that the FMI Focus Fund continued the positive trend into the final quarter of 2009.  The Fund was up 3.21% vs. 3.87% for the Russell 2000 Index.  This brought the 2009 calendar year return to 40.16% vs. 27.17% for the Russell 2000 Index.  We are very proud of our performance through a year that was fraught with challenges.  While we discuss short-term results in our shareholder letters, our investment process remains focused on long-term wealth accumulation.  Speaking to this, we are pleased to note the FMI Focus Fund appears in the February 8, 2010 Forbes issue as one of ten mutual funds on the Forbes 2009 Honor Roll.

For the December quarter, Information Technology and Materials were our strongest performing sectors.  Our stock selection in these sectors netted returns that were nearly double the sector returns for the Russell 2000.  Notable strong performance in the quarter came from NetApp Inc. (NTAP), the computer storage and data management company, and Ferro Corp. (FOE), a technology-based performance materials company.

Dampening performance for the quarter was a cash position that averaged 12% over the quarter as well as lackluster performance in Consumer Discretionary and Financial sectors.  As you will recall, cash is largely a function of process for

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 12/31/09 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$67,530

Russell 2000
$21,138

Russell 2000 Growth
$14,508

Results From Fund Inception (12/16/96) Through 12/31/09
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 12/31/09 From
	Last 3 Months	Year Ended 12/31/09	Years Ended 12/31/09	Years Ended 12/31/09	Fund Inception 12/16/96
FMI Focus Fund	3.21%	40.16%	3.58%	6.40%	15.77%
Russell 2000	3.87%	27.17%	0.51%	3.51%	5.91%
Russell 2000 Growth	4.14%	34.47%	0.87%	-1.37%	3.01%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

our strategy.  As companies reach valuation targets or get ahead of themselves, we will take profits.  As often occurs, we may trade around a core position in a volatile market.  Investors were uneasy with how holiday shopping would shape up and the industry suffered into Thanksgiving.  As it became apparent that consumers were feeling better about the economy and spending, the stocks lifted into year-end.

New positions during the quarter included Abercrombie & Fitch Co. (ANF), Kraton Performance Polymers, Inc. (KRA), and Ferro Corp. (FOE).  We opportunistically added to several positions, including Liz Claiborne, Inc. (LIZ), Rockwood Holdings Inc. (ROC), Chicago Bridge & Iron Co. N.V. (CBI) and VCA Antech, Inc. (WOOF).  Positions sold during the quarter included NCR Corp. (NCR), Modine Manufacturing Co. (MOD), TCF Financial Corp. (TCB) and Home Bancshares Inc. (HOMB).   We took profits and reduced holdings in companies that approached our targets or had wide swings, such as Ulta Salon, Cosmetics & Fragrance, Inc. (ULTA), UTI Worldwide, Inc. (UTIW), and Sapient Corp. (SAPE).

Merger and acquisition activity continued this quarter.  As we experienced last quarter with portfolio stock Omniture Inc. (previously: OMTR-NASDAQ), one of our companies was targeted for acquisition. MPS Group (previously: MPS-NYSE), the Jacksonville, Florida–based staffing firm was acquired by the Swiss human-resource company Adecco Group for $1.3 billion.  MPS was one of the largest staffing firms in the U.S.  The company had a strong franchise value and was trading below its private market value (recall our Five Pillar investment strategy).

Outlook for 2010

We believe 2010 will be a transition year between the financial and economic turmoil of late 2008 and early 2009, and perhaps, an economy further along in the recovery process by 2011.  The stock market has recovered considerably off of last year’s March lows and may currently be in a correcting/consolidating mode.  Having said that, we do believe 2010 will offer many challenges from a macroeconomic perspective. We have enjoyed a significant bounce off the bottom and now we believe investors should be more careful and selective on the investment front.  We anticipate holding a little more cash than usual to give up the flexibility to take advantage of expected further volatility.  We at Broadview Advisors try to stay focused on bottom-up company-specific research, hence, the balance of the shareholder letter will, as usual, spotlight portfolio companies.

Liz Claiborne, Inc. (LIZ)

To understand the Liz Claiborne story we need to assess the history and strategy of prior management, specifically CEO Paul Charron.  Under his management, the Company deployed the cash flows of a mature wholesale department store vendor model, to indulge in a buying spree of supposedly vibrant, emerging brands that could leverage the established department store distribution channel of the mature Claiborne flagship.  In order to fulfill their appetite for growth, the company began to take some of the more successful acquisitions and expand them through company-owned retail stores, ostensibly diversifying away from department stores.  While this worked for some time, the strategy hit a wall shortly after management handed over the reins to current CEO, Bill McComb.

The department store model was not only mature, but over-penetrated and stale.  Paul Charron’s acquisition spree resulted in a convoluted portfolio of over a dozen labels, some of value and some quite meaningless in terms of revenue or appeal.  Furthermore, the retail strategy, while successful, began to create channel conflict as the company’s department store customers expressed angst that their key vendor was competing with them directly.  On top of all of this, another large acquisition made by previous management, Mexx Europe, came under operational pressure shortly after Paul Charron’s departure.

We became interested in the stock after all of these issues came to a head, resulting in a series of earnings misses and a substantial correction in the stock price.  However, it was the new management team and the turnaround plan outlined in July 2007 that truly captured our imagination.

Bill McComb came to Liz Claiborne from Johnson & Johnson, where he spearheaded the turnaround of Tylenol after the infamous tampering scare of the mid 1980’s.  His strategy was to divest the company of the underperforming brands and refocus the company under the Domestic Direct Brands.  These included Juicy Couture, Lucky Brand Jeans, Kate Spade, and Mexx Europe.  To reinvigorate the namesake Liz Claiborne brand, the company intended to right-size the business and invest in modernizing the brand’s appeal by hiring Isaac Mizrahi.  Mr. Mizrahi’s design leadership was instrumental in Target Corporation’s very successful apparel business.

We felt strongly that Bill McComb and his experience at J&J made him the perfect fit to turn LIZ around.  His strategy was to divest the company of the underperforming brands and refocus the company’s efforts and assets on five key

Domestic Direct Brands.  Although the company was facing severe pressure on many fronts, several of their Domestic Direct Brands, namely Juicy Couture, Lucky Brand Jeans, and Kate Spade, were performing quite admirably.  However, the magnitude of the pressures from the core Liz Claiborne and Mexx Europe were too much to overcome in the consolidated results.   Our assessment of the Private Market Value of just Lucky Brand Jeans, Juicy Couture and Kate Spade accounted for nearly the entire market capitalization of the company.  The market was essentially saying that the venerable Liz Claiborne brand and Mexx Europe were worth nothing.

 Amidst the tremendous transformation of the company, the economic tsunami brought on by the credit crisis placed an unprecedented amount of pressure on the business and the share price.  The company carried a substantial amount of debt used to finance the acquisition spree.  Historically, the low capital intensity of the wholesale department store model could support this leverage.  However, the downturn and the transformation to a more direct retail model pressured cash flows and investors began to question the company as a going concern, pushing the stock to levels below $2 per share.

In December of 2009, we decided to meet with CEO Bill McComb in the company’s Time Square offices. We had to decide if we were going to keep fishing or cut the bait. What we discovered was a company that had gone through an incredible transformation, and had aligned itself to unlock the tremendous amount of value that had yet to be recognized by the market.  Not long before our meeting the company had announced a groundbreaking exclusive deal with JC Penney Co. Inc. (JCP).  Although LIZ and Penney had been long time partners, JC Penney wanted the exclusive rights to distribute the core Liz Claiborne brand in their nationwide fleet.  The deal promised Liz Claiborne a highly profitable royalty stream and share of the gross profit in exchange for exclusive rights to the brand.  Furthermore, the deal gives Penney the option to buy out the entire brand from LIZ after four years.  We further learned that LIZ had brought on the highly respected former manager of ESPRIT, Thomas Grote, to turn the Mexx business around and to potentially take over the business as a standalone entity in a spin out.  If you’re seeing a trend here, well, so did we.  Bill McComb and company had spent the turnaround years taking the remaining assets and positioning them as self-sustaining entities that could all eventually be sold or spun off.

In our assessment, Liz Claiborne’s sum of the parts yields a valuation far in excess of where the stock is currently trading.  However, we must urge caution.  The company’s balance sheet continues to be burdened with significant debt in the middle of troubled economic waters.

Ferro Inc. (FOE)

During the fourth quarter, we added Ferro to the portfolio.  This is a company that we have owned in the past, and we believe we’ve returned at an opportune time.  Ferro is a specialty materials company which makes coatings for a variety of industries and applications.  Key end markets include automobile, housing, appliance/house furnishings, and solar panel manufacturing.  The company was in the middle of a multi-year restructuring of its manufacturing assets when the recession descended.  Bankruptcy was a very real risk for Ferro, as previous management had steeply levered the company and allowed the cost structure to balloon.  CEO Jim Kirsch and his management team acted swiftly to reduce costs in 2009, and reduced the high debt load through renegotiations with creditors and a secondary offering.  We believe business has stabilized and that second half cash flow (EBITDA) will likely recover to $100MM versus $30MM in the first half.  Now, further recovery in the transportation and housing industries will benefit Ferro’s bottom line.  We believe that post-restructuring, Ferro has peak earnings of $1.25-$1.50.

While we have no desire to return to the uncertainty of a year ago, we believe the test on our process (and patience) has reinforced our investment thesis:  “We are opportunistic, special situation investors.  Applying our time-tested investment process, along with a valuation-sensitive sell discipline, yields the best opportunity for superior risk-adjusted returns over a market cycle.”

As always, we thank you, our fellow shareholders, for investing in the FMI Focus Fund.

Best regards,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2009 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 86.4% (a)
COMMON STOCKS — 85.1% (a)
COMMERCIAL SERVICES SECTOR — 3.5%
	Advertising/Marketing Services — 1.6%
839,600	The Interpublic Group
	of Companies, Inc.	$6,196,248
	Miscellaneous Commercial Services — 1.4%
197,500	Cintas Corp.	5,144,875
	Personnel Services — 0.5%
191,500	AMN Healthcare Services, Inc.	1,734,990
CONSUMER DURABLES SECTOR — 2.3%
	Recreational Products — 2.3%
381,200	Brunswick Corp.	4,845,052
313,800	Winnebago Industries, Inc.	3,828,360
		8,673,412
CONSUMER NON-DURABLES SECTOR — 3.3%
	Apparel/Footwear — 3.3%
989,300	Liz Claiborne, Inc.	5,569,759
392,883	Volcom, Inc.	6,576,861
		12,146,620
CONSUMER SERVICES SECTOR — 3.1%
	Hotels/Resorts/Cruiselines — 1.5%
219,600	Royal Caribbean Cruises Ltd.	5,551,488
	Restaurants — 1.6%
315,100	Burger King Holdings Inc.	5,930,182
DISTRIBUTION SERVICES SECTOR — 6.5%
	Electronics Distributors — 3.4%
315,792	Arrow Electronics, Inc.	9,350,601
128,000	ScanSource, Inc.	3,417,600
		12,768,201
	Medical Distributors — 1.3%
171,548	Patterson Companies Inc.	4,799,913
	Wholesale Distributors — 1.8%
142,600	Beacon Roofing Supply, Inc.	2,281,600
254,000	Interline Brands, Inc.	4,386,580
		6,668,180
ELECTRONIC TECHNOLOGY SECTOR — 8.8%
	Aerospace & Defense — 1.4%
412,570	Hexcel Corp.	5,355,159
	Computer Peripherals — 1.7%
185,000	NetApp, Inc.	6,362,150
	Electronic Equipment/Instruments — 1.5%
438,345	Intermec Inc.	5,637,117
	Electronic Production Equipment — 1.7%
353,000	MKS Instruments, Inc.	6,145,730
	Semiconductors — 2.5%
413,200	Altera Corp.	9,350,716
ENERGY MINERALS SECTOR — 1.2%
	Coal — 1.2%
195,800	Arch Coal, Inc.	4,356,550
FINANCE SECTOR — 10.8%
	Finance/Rental/Leasing — 0.9%
198,300	Rent-A-Center, Inc.	3,513,876
	Insurance Brokers/Services — 1.1%
177,700	Arthur J. Gallagher & Co.	4,000,027
	Life/Health Insurance — 2.8%
234,300	Genworth Financial Inc.	2,659,305
166,000	Reinsurance Group
	of America, Inc.	7,909,900
		10,569,205
	Multi-Line Insurance — 2.3%
112,583	PartnerRe Ltd.	8,405,447
	Property/Casualty Insurance — 1.0%
378,480	Old Republic International Corp.	3,799,939
	Regional Banks — 2.0%
358,586	Associated Banc-Corp.	3,948,032
167,367	FirstMerit Corp.	3,370,771
		7,318,803
	Savings Banks — 0.7%
130,400	MB Financial, Inc.	2,571,488
HEALTH SERVICES SECTOR — 2.9%
	Health Industry Services — 1.9%
363,200	HealthSouth Corp.	6,817,264

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2009 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 86.4% (a) (Continued)
COMMON STOCKS — 85.1% (a) (Continued)
HEALTH SERVICES SECTOR — 2.9% (Continued)
	Medical/Nursing Services — 1.0%
151,300	VCA Antech, Inc.	$3,770,396
HEALTH TECHNOLOGY SECTOR — 4.8%
	Biotechnology — 1.4%
149,800	Charles River Laboratories
	International, Inc.	5,046,762
	Medical Specialties — 2.2%
273,200	Hologic, Inc.	3,961,400
234,100	Wright Medical Group, Inc.	4,436,195
		8,397,595
	Pharmaceuticals: Other — 1.2%
200,500	ICON PLC - SP-ADR	4,356,865
INDUSTRIAL SERVICES SECTOR — 6.9%
	Contract Drilling — 0.7%
107,600	Rowan Companies, Inc.	2,436,064
	Engineering & Construction — 1.1%
199,000	Chicago Bridge
	& Iron Co. N.V. NYS	4,023,780
	Environmental Services — 1.6%
207,400	Republic Services, Inc.	5,871,494
	Oil & Gas Pipelines — 2.1%
128,800	Kinder Morgan
	Energy Partners, L.P.	7,854,224
	Oilfield Services/Equipment — 1.4%
107,600	Dresser-Rand Group, Inc.	3,401,236
90,000	Exterran Holdings Inc.	1,930,500
		5,331,736
PROCESS INDUSTRIES SECTOR — 9.4%
	Chemicals: Major Diversified — 1.4%
161,900	Celanese Corp.	5,196,990
	Chemicals: Specialty — 3.5%
188,081	Cytec Industries Inc.	6,849,910
270,400	Rockwood Holdings Inc.	6,370,624
		13,220,534
	Containers/Packaging — 2.5%
180,862	Pactiv Corp.	4,366,009
228,400	Sealed Air Corp.	4,992,824
		9,358,833
	Industrial Specialties — 2.0%
585,500	Ferro Corp.	4,824,520
179,900	Kraton Performance
	Polymers, Inc.	2,439,444
		7,263,964
PRODUCER MANUFACTURING SECTOR — 7.9%
	Electrical Products — 2.9%
559,495	Molex Inc. Cl A	10,703,139
	Industrial Machinery — 4.1%
110,465	Kadant Inc.	1,763,021
515,953	Kennametal Inc.	13,373,502
		15,136,523
	Miscellaneous Manufacturing — 0.9%
115,900	Brady Corp.	3,478,159
RETAIL TRADE SECTOR — 5.6%
	Apparel/Footwear Retail — 1.1%
45,500	Abercrombie & Fitch Co.	1,585,675
192,106	Zumiez Inc.	2,443,588
		4,029,263
	Department Stores — 1.1%
75,000	Kohl's Corp.	4,044,750
	Discount Stores — 0.6%
80,700	Family Dollar Stores, Inc.	2,245,881
	Specialty Stores — 2.8%
195,100	PetSmart, Inc.	5,207,219
292,700	Ulta Salon, Cosmetics
	& Fragrance, Inc.	5,315,432
		10,522,651
TECHNOLOGY SERVICES SECTOR — 5.8%
	Data Processing Services — 1.5%
112,100	Fiserv, Inc.	5,434,608
	Information Technology Services — 2.9%
65,200	Citrix Systems, Inc.	2,712,972
971,400	Sapient Corp.	8,033,478
		10,746,450

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2009 (Unaudited)

Shares or
Principal
Amount		Value (b)
LONG-TERM INVESTMENTS — 86.4% (a) (Continued)
COMMON STOCKS — 85.1% (a) (Continued)
TECHNOLOGY SERVICES SECTOR — 5.8% (Continued)
	Packaged Software — 1.4%
318,300	Parametric Technology Corp.	$5,201,022
TRANSPORTATION SECTOR — 2.3%
	Air Freight/Couriers — 0.9%
222,000	UTI Worldwide, Inc.	3,179,040
	Trucking — 1.4%
274,100	Werner Enterprises, Inc.	5,424,439
	Total common stocks	316,092,742
MUTUAL FUNDS — 1.3% (a)
210,200	SPDR KBW Regional
	Banking ETF	4,676,950
	Total long-term investments	320,769,692
SHORT-TERM INVESTMENTS — 14.0% (a)
	Variable Rate Demand Note — 14.0%
$52,159,182	U.S. Bank, N.A., 0.00%	52,159,182
	Total short-term investments	52,159,182
	Total investments	372,928,874
	Liabilities, less
	other assets — (0.4%) (a)	(1,443,202)
	TOTAL NET ASSETS	$371,485,672
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($371,485,672 ÷ 15,865,441
	shares outstanding)	$23.41

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which are not traded on the valuation date are valued at the most recent ask price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  Short-term investments with maturities of 60 days or less are valued at the amortized cost which approximates value.

ETF – Exchange Traded Fund
L.P. – Limited Partnership
N.V. – Netherlands Antilles Limited Liability Corp.
NYS – New York Registered Shares
SP-ADR – Sponsored American Depositary Receipts

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.